UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland		21043
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(i)            Stegman & Company ("Stegman"), the independent registered public accounting firm for Howard Bancorp, Inc. (the "Company"), announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP ("DHG"). As a result, effective June 1, 2016 Stegman resigned as the Company's independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has engaged DHG to serve as the Company's independent registered public accounting firm effective June 1, 2016.

(ii)           The reports of Stegman on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2015 and December 31, 2014, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period from January 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Stegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)          During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)           During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)          The Company has provided Stegman with a copy of the disclosures in this report and has requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits
16.1 Stegman & Company SECPS Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

	By:	/s/ George C. Coffman
Name: George C. Coffman
Date: June 6, 2016	Title: Executive Vice President and Chief
Financial Officer